Supplement Dated December 15, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Strategic Income Fund LLC

On page 56, in the section entitled "VIII. Investment Adviser, Sub-Adviser and Other Service Providers," sub-section "Distribution Plan," please delete the second paragraph and replace with the following:

Currently, JNLD has agreed to waive its right to receive fees under the Plan as JNLD will not charge the Fund a 12b-1 fee and no fee will be accrued by the Fund as JNLD is not engaged in activities supported by the 12b-1 fee.  In the future, the Fund can have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each fiscal month.  This fee may be computed at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund.  To the extent consistent with the Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services.  In no event shall such payments exceed JNLD's actual distribution and related service expenses for that fiscal year. JNLD shall use such payments to reimburse itself for providing distribution and related additional services of the type contemplated herein and reviewed from time to time by the Board of Managers, or for compensating the Fund for providing or assisting in providing such distribution and related services.

This Supplement is dated December 15, 2016.